SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                _____________


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                April 3, 2003
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              Date of report (Date of earliest event reported)


                                  SLI, INC.
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             (Exact Name of Registrant as Specified in Charter)


              Oklahoma                                 0-25848                          73-1412000
-------------------------------------        -----------------------------     -----------------------------
  (State or Other Jurisdiction of                    (Commission                      (IRS Employer
           Incorporation)                            File Number)                  Identification No.)


           500 Chapman Street, Canton Massachusetts                     02021
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           (Address of principal executive offices)                  (zip code)


                                   (781) 828-2948
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

          As previously reported, on September 9, 2002, SLI, Inc. (the "Company"), and certain of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court"), in Wilmington, Delaware.

          On April 3, 2003, the Company filed a Notice of Filing of Monthly Operating Report covering the period from December 30, 2002 through January 26, 2003 (the "Monthly Operating Report"), with the Court as required by the Code. A copy of the Monthly Operating Report is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(a)    Exhibits:

         Number            Description
         ------            -----------

         99.1 Notice of Filing of Monthly Operating Report for period from December 30, 2002 through January 26, 2003 (including Exhibits).

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SLI, Inc.


                                                By:/s/ Robert J. Mancini
                                                   ----------------------------
                                                Name:  Robert J. Mancini
                                                Title: Chief Financial Officer





Date: April 14, 2003

                               INDEX TO EXHIBITS


         Number            Description
         ------            -----------

         99.1 Notice of Filing of Monthly Operating Report for period from December 30, 2002 through January 26, 2003 (including Exhibits).